DELAWARE POOLED TRUST

The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio (formerly, The All-Cap Growth Equity Portfolio)
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Real Estate Securities Portfolio
The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio
(each, a "Portfolio" and collectively, the "Portfolios")

Supplement to the Portfolios' Prospectus dated February 28, 2007

At a meeting held on February 20-21, 2008, the Board of Trustees of Delaware Pooled Trust (the "Trust") voted to terminate the Portfolio Class of The Real Estate Investment Trust Portfolio. Accordingly, effective February 21, 2008, shares of the Portfolio Class of The Real Estate Investment Trust Portfolio will no longer be offered by the Trust. Shares of the Delaware REIT Fund Classes of The Real Investment Trust Portfolio will continue to be offered in accordance with the applicable Delaware REIT Fund Prospectus. References to the Portfolio Class of The Real Estate Investment Trust Portfolio are hereby deleted from the Prospectus.

The Board of Trustees also voted to impose a fee on accounts of shareholders who in the aggregate have less than $1 million invested in the Portfolios for reasons other than market reductions in net asset value. The following language is added to page 73 of the Prospectus as the second paragraph under "How to Purchase Shares - Minimum Investments." The last paragraph on page 76 above "Other Purchase and Redemption Considerations" is deleted.

Effective April 22, 2008, existing beneficial shareholders of the Portfolios whose shares were formerly held through an omnibus account and who wish to continue as shareholders of the Portfolios, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage that lack a retail Delaware Investments fund equivalent, may invest in the Portfolios without meeting the minimum initial investment of $1 million, subject to the fee described in the next sentence. All shareholders whose investment falls below the $1 million minimum at the time the fee is assessed, for reasons other than market reductions in net asset value, will be subject to an annual fee of $70 to offset additional transfer agency and other costs incurred by the Portfolios in maintaining and servicing these smaller accounts. This annual fee, which is paid by investors to the Portfolios, will be assessed on a per shareholder basis so each shareholder will be assessed only one fee regardless of the number of accounts s/he may have. The Portfolios will assess the fee in October 2008 and it will be deducted automatically from shareholder accounts.

Please keep this Supplement for future reference.

This Supplement is dated February 22, 2008.